                                                                   EX-99.906CERT

                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           ---------------------------------------------------------

     In connection with the shareholder report of American Century Growth Funds,
Inc. (the "Registrant") on Form N-CSR for the period ending July 31, 2006 (the
"Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of
             Section 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and
             results of operations of the Registrant.

Dated:  September 29, 2006

                                           /s/ William M. Lyons
                                           -------------------------------------
                                           William M. Lyons
                                           President
                                           (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)